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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 27, 1999 included in BioTransplant Incorporated's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.


                                                /s/ Arthur Andersen LLP
                                                -----------------------
                                                    Arthur Andersen LLP

Boston, Massachusetts
July 23, 1999